Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Strong Second Quarter Results and Re-Affirms Full Year Outlook

LIVONIA, Mich., August 7, 2012 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered structural metal components and assemblies for the automotive and other industries, today announced its second quarter 2012 results and provided updated outlooks for the remainder of 2012 and 2013.

•	Revenue for second quarter 2012 was $644 million, up $41 million or 7 percent from $603 million in the second quarter 2011.

•	Adjusted EBITDA for the quarter was $67.9 million, up $12.3 million or 22 percent from a year ago. The improvement mainly reflected higher volume in North America and favorable net cost performance across the company, offset partially by unfavorable currency translation. Adjusted EBITDA margin for the quarter was 10.5 percent.

•	Net income of $6.9 million for the second quarter 2012 compared with net loss of $2.8 million a year ago. As detailed in the financial table below, this year’s second quarter included certain items that adversely impacted results by $10.3 million. Excluding these items and comparable items in the second quarter of 2011, diluted adjusted earnings per share were $0.84, up from $0.07 per share a year ago.

•	The outlook for full year 2012 remains unchanged, anticipating Adjusted EBITDA of $210 to $220 million on revenue of about $2.4 billion. Good second quarter results and continuing good cost performance are presently expected to offset overseas industry and currency headwinds. The outlook for the third quarter includes revenue of about $550 million, Adjusted EBITDA of $40 to $45 million, and adjusted net loss of about $0.30 per share.

•	The company’s net new business backlog for 2013 now stands at about a $125 million increase from 2012, following a recent reduction of $75 million related to a Chinese customer planning to end production of a vehicle line. Based on present global production estimates and prevailing exchange rates, the company is re-affirming expectations for higher earnings and positive free cash flow in 2013.

"While we cannot control the macro environment, we remain focused on what we can execute and influence,” said President and CEO Mark Malcolm. “With Tower’s fundamentally sound game plan and proven resiliency, we are prepared and confident for the balance of 2012 and beyond.”

The company also is filing today a shelf registration statement on Form S-3 that will register 100 percent of Cerberus’s shares for potential future secondary offerings and up to $100 million for potential future primary issuances. This filing, which will be valid for 3 years after it is declared effective by the SEC, does not commit the company or Cerberus to take any action, and no actions are presently planned. This press release does not constitute an offer of any securities for sale.

Tower to Host Conference Call Today at 11 a.m. EDT

Tower will discuss its second quarter 2012 results and other related matters in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial 1-866-393-4576, international callers should dial 1-706-679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial 1-855-859-2056 (domestic) or 1-404-537-3406 (international) and reference Conference I.D. #14038822. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “Adjusted EBITDA”, “free cash flow,” “net debt,” and “diluted adjusted income / (loss) per share.” We define Adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Free cash flow is defined as net cash provided by or used in operating activities less cash disbursed for purchases of property, plant and equipment. Net debt is defined as total debt less cash and cash equivalents. Diluted adjusted income / (loss) per share excludes the impact of certain items as described below that are included in our net income / (loss). We use Adjusted EBITDA and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. We believe these items as well as the non-GAAP financial measures of net debt and diluted adjusted income / (loss) per share are useful to investors as they provide an additional tool for investors to use in evaluating operating results and trends, and in comparing our financial results with other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented are not measures of performance under GAAP and should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry. In addition, certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the company’s projected revenue, Adjusted EBITDA, free cash flow, earnings, financial results and its future sales growth outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	our ability to generate non-automotive revenues;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerautomotive.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Revenues	$643,857	$602,718	$1,261,420	$1,202,353
Cost of sales	568,680	544,019	1,126,105	1,074,084
Gross profit	75,177	58,699	135,315	128,269
Selling, general and administrative expenses	34,139	39,365	72,191	77,087
Amortization expense	1,142	1,262	2,319	2,154
Restructuring and asset impairment charges, net	2,833	1,169	4,767	1,652
Operating income	37,063	16,903	56,038	47,376
Interest expense	15,842	16,061	31,518	28,579
Interest income	233	176	560	439
Other expense	-	-	-	850
Income before provision for income taxes	21,454	1,018	25,080	18,386
Provision for income taxes	12,980	2,570	15,330	9,183
Net income / (loss)	8,474	(1,552)	9,750	9,203
Less: Net income attributable to the noncontrolling interests	1,600	1,222	3,034	2,955
Net income / (loss) attributable to Tower International, Inc.	$6,874	$(2,774)	$6,716	$6,248

Weighted average common shares outstanding
Basic	20,134,096	19,101,588	19,912,888	19,101,588
Diluted	20,328,764	19,101,588	20,494,535	19,991,615

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$0.34	$(0.15)	$0.34	$0.33
Diluted	0.34	(0.15)	0.33	0.31

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	June 30, 2012	December 31, 2011

ASSETS
Cash and cash equivalents	$123,436	$134,984
Accounts receivable, net of allowance of $4,385 and $3,612	372,422	327,992
Inventories	99,611	85,100
Deferred tax asset - current	8,399	12,966
Assets held for sale	4,095	4,027
Prepaid tooling and other	64,847	56,189
Total current assets	672,810	621,258

Property, plant and equipment, net	681,042	667,686
Goodwill	62,349	63,983
Deferred tax asset - non-current	11,255	14,450
Other assets, net	27,240	30,001
Total assets	$1,454,696	$1,397,378

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt and current maturities of capital lease obligations	$113,345	$109,447
Accounts payable	399,949	395,287
Accrued liabilities	126,708	126,416
Total current liabilities	640,002	631,150

Long-term debt, net of current maturities	502,200	461,838
Obligations under capital leases, net of current maturities	10,909	12,213
Deferred tax liability - non-current	13,383	11,229
Pension liability	89,194	96,223
Other non-current liabilities	94,897	87,265
Total non-current liabilities	710,583	668,768
Total liabilities	1,350,585	1,299,918

Stockholders' Equity:
Tower International, Inc.'s stockholders' equity
Common stock, $0.01 par value, 350,000,000 authorized, 20,829,429 issued and 20,246,445 outstanding at June 30, 2012, and 19,983,403 issued and 19,683,032 outstanding at December 31, 2011	208	200
Additional paid in capital	318,776	311,427
Treasury stock, at cost, 582,984 shares as of June 30, 2012 and 300,371 shares as of December 31, 2011	(8,295)	(5,130)
Accumulated deficit	(177,776)	(184,492)
Accumulated other comprehensive loss	(88,951)	(82,002)
Total Tower International, Inc.'s stockholders' equity	43,962	40,003
Noncontrolling interests in subsidiaries	60,149	57,457
Total stockholders' equity	104,111	97,460

Total liabilities and stockholders' equity	$1,454,696	$1,397,378

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Six Months Ended June 30,
	2012	2011

OPERATING ACTIVITIES:
Net income	$9,750	$9,203
Adjustments required to reconcile net income to net cash provided by operating activities:
Deferred income tax provision	10,860	(869)
Depreciation and amortization	51,425	61,708
Non-cash share-based compensation	7,357	7,498
Pension expense, net of contributions	(5,462)	(3,771)
Change in working capital and other operating items	(51,813)	(66,901)
Net cash provided by operating activities	$22,117	$6,868

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant and equipment, net	$(75,541)	$(52,559)
Net assets acquired, net of cash acquired	-	(22,300)
Net cash used in investing activities	$(75,541)	$(74,859)

FINANCING ACTIVITIES:
Retirement of senior secured notes	$-	(17,000)
Purchase of treasury stock	(3,165)	-
Proceeds from borrowings	361,693	315,202
Repayments of borrowings	(317,247)	(257,569)
Net cash provided by financing activities	$41,281	$40,633

Effect of exchange rate changes on cash and cash equivalents	$595	$4,982

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(11,548)	$(22,376)

CASH AND CASH EQUIVALENTS:
Beginning of period	$134,984	$150,345

End of period	$123,436	$127,969

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended June 30,
	2012		2011
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$340,414	$30,850	$337,180	$29,497
Americas	303,443	36,999	265,538	26,056
Consolidated	$643,857	$67,849	$602,718	$55,553

	Six Months Ended June 30,
	2012		2011
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$676,946	$56,153	$673,284	$63,273
Americas	584,474	62,521	529,069	57,987
Consolidated	$1,261,420	$118,674	$1,202,353	$121,260

Adjusted EBITDA reconciliation	Three Months Ended June 30,		Six Months Ended June 30,		Last Twelve Months Ended June 30,
	2012	2011	2012	2011	2012	2011
Adjusted EBITDA	$67,849	$55,553	$118,674	$121,260	$225,027	$209,070
Restructuring	(2,833)	(1,169)	(4,767)	(1,652)	(5,775)	(11,254)
Depreciation and amortization	(25,738)	(31,561)	(51,425)	(61,708)	(104,295)	(117,670)
Acquisition costs and other	(117)	(1,263)	(185)	(1,368)	(370)	(1,567)
Expense related to the compensation programs	(2,099)	(4,657)	(6,259)	(9,156)	(15,454)	(19,724)
Interest expense, net	(15,608)	(15,885)	(30,958)	(28,140)	(63,973)	(66,794)
Other expense	-	-	-	(850)	(481)	(2,150)
Provision for income taxes	(12,980)	(2,570)	(15,330)	(9,183)	(20,959)	(11,118)
Net income attributable to noncontrolling interests	(1,600)	(1,222)	(3,034)	(2,955)	(5,188)	(6,868)
Net income / (loss) attributable to Tower International, Inc.	$6,874	$(2,774)	$6,716	$6,248	$8,532	$(28,075)

Free cash flow reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net cash provided by operating activities	$16,437	$20,830	$22,117	$6,868
Cash disbursed for purchases of PP&E, net	(39,624)	(25,861)	(75,541)	(52,559)
Free cash flow	$(23,187)	$(5,031)	$(53,424)	$(45,691)

Net debt reconciliation	June 30,	December 31,
	2012	2011
Short-term debt and current maturities of capital lease obligations	$113,345	$109,447
Long-term debt, net of current maturities	502,200	461,838
Obligations under capital leases, net of current maturities	10,909	12,213
Total debt	626,454	583,498
Less: cash and cash equivalents	(123,436)	(134,984)
Net debt	$503,018	$448,514

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME / (LOSS)

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Income / (expense) items included in net income / (loss), net of tax:
Selling, general and administrative expenses
Incentive compensation related to funding events	$(2,099)	$(4,474)	$(6,128)	$(8,823)
Acquisition costs	-	(1,100)	-	(1,100)
Interest expense
Acceleration of the amortization of debt issue costs and OID	-	-	-	(753)
Settlement of value added tax audit in Brazil	-	-	-	2,838
Restructuring expense
Severance costs in Europe	(488)	-	(1,203)	-
Plant relocation costs	(1,188)	-	(1,188)	-
Adjustment of lease liability	-	-	-	754
Other income
Retirement of senior secured notes	-	-	-	(850)
Provision for income taxes
Valuation allowance in Brazil	(6,494)	-	(6,494)	-
Tax law and tax election changes	-	1,406	-	1,406
Total items included in net income / (loss)	$(10,269)	$(4,168)	$(15,013)	$(6,528)

Net income / (loss) attributable to Tower International, Inc.	$6,874	$(2,774)	$6,716	$6,248

Memo: Average shares outstanding (in thousands)
Basic	20,134	19,102	19,913	19,102
Diluted	20,329	19,102	20,495	19,992

Income / (loss) per common share (GAAP)
Basic	$0.34	$(0.15)	$0.34	$0.33
Diluted	0.34	(0.15)	0.33	0.31

Diluted adjusted income / (loss) per share (non-GAAP)*	0.84	0.07	1.06	0.64

* Excludes the certain items shown above